SUMMARY PROSPECTUS

OCTOBER 1, 2018

VALIC COMPANY I GROWTH FUND

(TICKER: VCULX)

The Fund’s Statutory Prospectus and Statement of Additional Information dated October 1, 2018, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Fund is offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.valic.com/onlineprospectus. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to VALICClientCommunicationsRequest@valic.com.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.69%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.79%
Fee Waivers and/or Expense Reimbursements[1]	-0.05%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.74%

1

The Fund’s investment adviser, The Variable Annuity Life Insurance Company, has contractually agreed to waive its advisory fee through September 30, 2019, so that the advisory fee payable by the Fund to VALIC equals 0.68% of the first $500 million of the Fund’s average daily net assets, 0.62% of the next $500 million of the Fund’s average daily net assets, 0.59% of the next $500 million of the Fund’s average daily net assets and 0.56% of the Fund’s average daily net assets thereafter. This Advisory Fee Waiver Agreement will continue in effect from year to year thereafter provided such continuance is agreed to by VALIC and approved by the Fund’s Board of Directors, including a majority of the Board’s Independent Directors.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$247	$434	$973

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund attempts to achieve its investment objective by allocating its assets among four investment strategies: a growth strategy, a U.S. premier large cap growth strategy, a disciplined growth strategy and an international growth strategy. The Subadviser employs both strategic and tactical approaches when allocating the Fund’s assets among the four strategies, and seeks to strategically diversify the Fund’s assets while maintaining the flexibility to tactically allocate its investments among the four strategies in response to market conditions and other factors.

VALIC COMPANY I GROWTH FUND

The following chart shows the Subadviser’s projected strategic and tactical allocation targets or ranges for each strategy (as a percentage of the Fund’s assets). These percentages reflect approximations of the projected asset allocations under normal market conditions and may be rebalanced from time to time, at the discretion of the Subadviser.

	Growth Strategy	U.S. Premier Large Cap Growth Strategy	Disciplined Growth Strategy	International Growth Strategy
Strategic allocation targets	35%	35%	20%	10%
Tactical allocation ranges	15-55%	15-55%	0-45%	0-20%

With respect to the growth strategy, under normal market conditions, the Subadviser invests primarily in large-cap, U.S. companies that the Subadviser believes are demonstrating business improvements, such as accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business.

With respect to the U.S. premier large cap growth strategy, the Subadviser invests primarily in large-cap, U.S. companies. Under normal market conditions, the Subadviser seeks securities of companies whose earnings or revenues are not only growing but growing at an accelerated pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. In addition to accelerating growth and other signs of business improvement, the Subadviser considers companies demonstrating price strength relative to their peers.

With respect to the disciplined growth strategy, the Subadviser invests primarily in large-cap, publicly traded U.S. companies with a market capitalization greater than $2 billion, using quantitative management techniques in a two-step process. This process first employs an objective set of measures, including valuation, quality, growth and sentiment, to rank stocks, and then uses a quantitative model to build a portfolio of stocks from the ranking in order to provide what the Subadviser believes represents the optimal balance between risk and expected return.

With respect to the international growth strategy, the Subadviser invests primarily in equity securities of issuers located in developed countries world-wide (excluding the United States). The subadviser may also invest in emerging market countries. Under normal market conditions, the Subadviser seeks securities of companies whose earnings, revenues or key business fundamentals are not only growing, but growing at an accelerating pace. The Subadviser believes that it is important to diversify the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the Subadviser also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

While the growth, U.S. premier large cap growth and disciplined growth strategies invest primarily in U.S. companies, they may also invest in securities of foreign companies, including companies located in emerging markets. In addition, the Fund may invest up to 20% of its net assets in foreign securities, including emerging market securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Asset Allocation Risk. The Fund’s ability to achieve its investment objective depends in part on the Subadviser’s skill in determining the Fund’s investment strategy allocations. Although allocation among different investment strategies generally reduces risk and exposure to any one strategy, the risk remains that the Subadviser may favor an investment strategy that performs poorly relative to other investment strategies.

Management Risk. The investment style or strategy used by the Subadviser may fail to produce the intended result. The Subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/ or

VALIC COMPANY I GROWTH FUND

economic trends and developments affecting industries or the securities market as a whole.

Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Emerging Markets Risk. Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

Growth Style Risk. Generally, “growth” stocks are stocks of companies that a subadviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks, because growth stocks trade at higher prices relative to current earnings.

Information Risk. When the quantitative models (“Models”) and information and data (“Data”) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplies historical data. All models are susceptible to input errors that may cause the resulting information to be incorrect.

Large-Cap Companies Risk. Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Price Volatility Risk. The Fund’s investment strategy may subject the Fund’s portfolio to increased volatility. Volatility may cause the value of the Fund’s portfolio to fluctuate significantly in the short term.

Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

VALIC COMPANY I GROWTH FUND

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.27% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.80% (quarter ended December 31, 2008). The year-to-date calendar return as of June 30, 2018 was 7.96%.

Average Annual Total Returns (For the periods ended December 31, 2017)

	1 Year	5 Years	10 Years

Fund	30.23%	15.35%	8.56%
Russell 1000® Growth Index	30.21%	17.33%	10.00%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.

The Fund is subadvised by American Century Investment Management, Inc.

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since

Scott Wilson, CFA Vice President and Portfolio Manager	2016
Richard Weiss Chief Investment Officer, Multi-Asset Strategies, Senior Vice President and Senior Portfolio Manager	2016
Gregory J. Woodhams, CFA Co-Chief Investment Officer, Global Growth Equity, Senior Vice President and Senior Portfolio Manager	2007
Justin M. Brown, CFA Vice President and Portfolio Manager	2016
Keith Lee, CFA Senior Vice President and Senior Portfolio Manager	2016

Name and Title	Portfolio Manager of the Fund Since
Michael Li Vice President and Portfolio Manager	2016
Jeffrey Bourke, CFA Portfolio Manager	2016
Yulin Long, CFA Vice President, Portfolio Manager, and Senior Quantitative Analyst	2016
Tsuyoshi Ozaki Portfolio Manager	2017
Rajesh Gandhi, CFA Vice President and Senior Portfolio Manager	2016
Jim Zhao Vice President and Portfolio Manager	2018

For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 115.

Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies and through qualifying retirement plans (“Plans”) and IRAs. Shares of the Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract may contain additional information about purchases and redemptions of the Funds’ shares.

Tax Information

The Funds will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

VALIC COMPANY I GROWTH FUND

Payments to Broker-Dealers and Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.

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